UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 30, 2010

AECOM TECHNOLOGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-33447	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

555 South Flower Street, Suite 3700

Los Angeles, California  90071

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code  (213) 593-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 30, 2010, AECOM Government Services, Inc., a Delaware corporation and wholly owned subsidiary of AECOM (“Buyer”), AECOM Technology Corporation, a Delaware corporation (“AECOM”), MT Holding LLC, a Delaware limited liability company (“MTH”), T&A Holding LLC, a Delaware limited liability company (together with MTH, “Sellers”), and The Veritas Capital Fund II, L.P., a Delaware limited partnership, entered into a Stock Purchase Agreement (the “Purchase Agreement”).

Pursuant to the terms and conditions of the Purchase Agreement, the Buyer will acquire from the Sellers all of the issued and outstanding capital stock of MT Holding Corp., a Delaware corporation (“MTHC”) and parent of McNeil Technologies, Inc., a Virginia corporation, at an aggregate purchase price of $355,000,000, to be paid in cash.  The purchase price is subject to adjustment, including based on a specified working capital target for MTHC as of the closing.  The transactions contemplated by the Purchase Agreement are subject to the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the satisfaction of other customary closing conditions, and are expected to be completed in early September 2010.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1.  Security-holders are not third party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their subsidiaries or affiliates.

On August 4, 2010, AECOM, AECOM issued a press release relating to the Purchase Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
2.1

Stock Purchase Agreement, dated as of July 30, 2010, by and among MT Holding LLC, T&A Holding LLC, AECOM Government Services, Inc., AECOM Technology Corporation (solely for purposes of Article XI thereof) and The Veritas Capital Fund II, L.P. (solely for purposes of Article XI thereof).

99.1	Press Release dated August 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AECOM TECHNOLOGY CORPORATION

Dated: August 4, 2010	By:	/s/ David Y. Gan
David Y. Gan
Vice President, Assistant General Counsel

EXHIBIT INDEX

Exhibit

2.1

Stock Purchase Agreement, dated as of July 30, 2010, by and among MT Holding LLC, T&A Holding LLC, AECOM Government Services, Inc., AECOM Technology Corporation (solely for purposes of Article XI thereof) and The Veritas Capital Fund II, L.P. (solely for purposes of Article XI thereof).

99.1	Press Release dated August 4, 2010.